====================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 29, 2004


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


    New York                          1-14128                    11-3096941
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)

                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


      ====================================================================


Item 5. Other Events

     On July 29, 2004, Emerging Vision, Inc. (the "Registrant") issued a press release announcing that the independent inspectors of election, IVS Associates, Inc., have certified the voting results of Registrant's 2004 Annual Meeting of Shareholders (the "Annual Meeting"), held on July 14, 2004. Having received 36,013,976 (approximately 56.6%) of the 63,582,913 (approximately 90.3%) votes cast for the contested election of directors, Registrant's nominees, Seymour G. Siegel, Alan Cohen and Harvey Ross have been elected to serve as Class I directors of Registrant, for a term of one year expiring in 2005, and Joel L. Gold, Robert Cohen and Christopher G. Payan have been elected as Class II directors of Registrant, for a term of two years expiring in 2006. A copy of such press release is annexed hereto as Exhibit 99.1. The press release is incorporated herein by this reference.


Exhibit No.       Document

99.1              Press Release, dated July 29, 2004, issued by Emerging
                  Vision, Inc.



                          [Signature on following page]

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EMERGING VISION, INC.


                                               By: /s/ Christopher G. Payan
                                                  -----------------------------
                                               Name:  Christopher G. Payan
                                               Title: Chief Executive Officer




Date:    July 30, 2004

                                                                    Exhibit 99.1


                                                           FOR IMMEDIATE RELEASE


           EMERGING VISION, INC. ANNOUNCES CERTIFIED RESULTS OF PROXY
                  CONTEST; COMPANY'S DIRECTOR NOMINEES ELECTED


     GARDEN CITY, N.Y. - July 29, 2004 - Emerging Vision, Inc. ("EVI" and the "Company") (OTCBB: ISEE.OB) today announced that the independent inspectors of election, IVS Associates, Inc., have certified the voting results of EVI's 2004 Annual Meeting of Shareholders (the "Annual Meeting"), held on July 14, 2004.

     EVI's nominees received 36,013,976 (approximately 56.6%) of the votes cast for the contested election of directors. There were 63,582,913 (approximately 90.3%) votes cast at the Annual Meeting out of a possible 70,422,217 voting shares. The nominees of Horizons Investors Corp. ("Horizons"), a company wholly owned by Benito R. Fernandez, a former director of the Company, and owner of 23,726,531 (approximately 33.7%) shares of EVI, which had initiated the proxy contest for the election of directors, received only 3,796,925 (approximately 6.0% of the total votes cast) additional votes, for a total of 27,523,456 (approximately 43.3%) of the votes cast.

     Accordingly, EVI's director nominees Seymour Siegel, Alan Cohen and Harvey Ross have been elected to serve as Class I directors of EVI, for a term of one year expiring in 2005, and Joel Gold, Robert Cohen and Christopher G. Payan have been elected as Class II directors of EVI, for a term of two years expiring in 2006.

     Christopher Payan, EVI's Chief Executive Officer and a director on its Board of Directors, stated that "We hope that the final certified election results bring closure to this very contentious process. While it is unfortunate that EVI had to endure this extremely time consuming, expensive and unnecessary distraction, as a company we feel that it is important that every shareholder's voice be heard, and we wish to express our sincere gratitude for the support and encouragement that our shareholders-at-large have given to us. We look forward to re-focusing on the Company's business, and continuing our goal of building long-term shareholder value."


About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores, which includes one of the largest franchised optical chains in the United States, with approximately 168 franchised and Company-owned stores located in 19 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".

     THIS STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH MAY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


------------------------------------
Contact:

Emerging Vision, Inc.
Christopher G. Payan
(516) 390-2134
chris.payan@sterlingoptical.com












                                       2